Exhibit 99.1

IMPACT DIAGNOSTICS, INC.

(A Development Stage Company)

Financial Statements

December 31, 2003 and 2002

IMPACT DIAGNOSTICS, INC.

(A Development Stage Company)

F-1

215 South State Street, Suite 800 Salt Lake City, Utah 84111 Telephone (801) 532-7444 Fax (801) 532-4911 www.tannerco.com

A PROFESSIONAL CORPORATION
THE CRITICAL KNOWLEDGE SOURCE
BUSINESS ADVISORS	INDEPENDENT AUDITORS’ REPORT
AND CERTIFIED PUBLIC ACCOUNTANTS

To the Stockholders’ and
Board of Directors of Impact Diagnostics, Inc.

We have audited the accompanying balance sheet of Impact Diagnostics, Inc. (A Development Stage Company) as of December 31, 2003 and 2002 and the related statements of operations, stockholders’ deficit, and cash flows for the periods then ended and for the period from July 9, 1998 (date of inception) to December 31, 2003. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Impact Diagnostics, Inc. (A Development Stage Company) as of December 31, 2003 and 2002 and the results of its operations and its cash flows for the periods then ended and for the period from July 9, 1998 (date of inception) to December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has a working capital deficit and a stockholders’ deficit. The Company has not generated revenue and has incurred losses since inception. These conditions raise substantial doubt about its ability to continue as a going concern. Management’s plans regarding those matters also are described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

As explained in Note 11, the 2002 financial statements have been restated.

/s/ Tanner + Co.
Salt Lake City, Utah
April 15, 2004

F-2

IMPACT DIAGNOSTICS, INC.

(A Development Stage Company)

Balance Sheet

December 31,

	2003	2002
		(Restated)
Assets

Current assets - Cash	$11,299	$34,685

Employee receivables	33,343	21,733
Related party receivables	14,049	35,553
Property and equipment, net of accumulated depreciation of $8,186 and $4,521, respectively	6,713	10,378
Deposits	700	—

Total assets	$66,104	$102,349

Liabilities and Stockholders’ Deficit

Accounts payable	$33,531	$54,847
Accrued interest payable	142,086	83,024
Accrued payroll liabilities	51,194	—
Related party notes payable - current portion	37,934	18,350
Notes payable	587,753	587,753

Total current liabilities	852,498	743,974

Related party notes payable	12,845	23,733

Total liabilities	865,343	767,707

Commitments and contingencies	—	—

Stockholders’ deficit:
Common stock, $.001 par value, 100,000,000 shares authorized; 9,657,000 and 9,397,000 shares issued and outstanding, respectively	9,657	9,397
Additional paid in capital	662,093	542,353
Deficit accumulated during development stage	(1,470,989)	(1,217,108)

Total stockholders’ deficit:	(799,239)	(665,358)

	$66,104	$102,349

See accompanying notes to financial statements.

F-3

IMPACT DIAGNOSTICS, INC.

(A Development Stage Company)

Statement of Operations

			Cumulative Amounts
	Years Ended December 31,		(Since Date of Inception)
	2003	2002	July 9, 1998
		(Restated)	(Restated)

Revenues	$—	$—	$—

General and administrative expenses	189,928	718,941	1,320,426

Other (income) expense:
Gain on extinguishment of debt	—	(98,507)	(98,507)
Interest expense	63,953	25,767	249,070

Net loss before income taxes	(253,881)	(646,201)	(1,470,989)

Income tax benefit	—	—	—

Net loss	$(253,881)	$(646,201)	$(1,470,989)

Net loss per common share - basic and diluted	$(0.03)	$(0.08)

Weighted average shares - basic and diluted	9,453,000	8,419,000

See accompanying notes to financial statements.

F-4

IMPACT DIAGNOSTICS, INC.

(A Development Stage Company)

Statement of Stockholders’ Deficit

Period from July 9, 1998 (date of inception) to December 31, 2003

	Common Stock		Stock Subscription Receivable		Accumu- lated Deficit
	Shares	Amount		APIC		Total

Balance, July 9, 1998 (date of inception)	2,590,000	$2,590	$—	$(2,590)	$—	$—

Issued stock for subscription receivable	5,250,000	5,250	(100,000)	94,750	—	—

Balance, December 31, 1998	7,840,000	7,840	(100,000)	92,160	—	—

Issued stock for cash	350,000	350	—	4,650	—	5,000

Net loss	—	—	—	—	(5,053)	(5,053)

Balance, December 31, 1999	8,190,000	8,190	(100,000)	96,810	(5,053)	(53)

Payment of subscriptions receivable	—	—	100,000	—	—	100,000

Net loss	—	—	—	—	(43,641)	(43,641)

Balance, December 31, 2000	8,190,000	8,190	—	96,810	(48,694)	56,306

Issued stock for cash	70,000	70	—	930	—	1,000

Net loss	—	—	—	—	(522,213)	(522,213)

Balance, December 31, 2001	8,260,000	8,260	—	97,740	(570,907)	(464,907)

Beneficial conversion feature on issuance of debt	—	—	—	98,507	—	98,507

Gain on extinguishment of debt (restated)	—	—	—	(98,507)	—	(98,507)

Issued stock for cash (restated)	192,500	193		92,307		92,500

Issued stock for services (restated)	444,500	444	—	102,806	—	103,250

Issued stock in satisfaction of debt (restated)	500,000	500	—	249,500	—	250,000

Net loss (restated)	—	—	—	—	(646,201)	(646,201)

Balance, December 31, 2002 (restated)	9,397,000	9,397	—	542,353	(1,217,108)	(665,358)

Stock issued for cash	260,000	260	—	119,740	—	120,000

Net loss	—	—	—	—	(253,881)	(253,881)

Balance, December 31, 2003	9,657,000	$9,657	$—	$662,093	$(1,470,989)	$(799,239)

See accompanying notes to financial statements.

F-5

IMPACT DIAGNOSTICS, INC.

(A Development Stage Company)

Statement of Cash Flows

	Years Ended December 31,		Cumulative Amounts Since
	2003	2002	Inception
		(Restated)	(Restated)
Cash flows from operating activities:
Net loss	$(253,881)	$(646,201)	$(1,470,989)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation and amortization	3,665	3,706	8,186
Common stock issued for services	—	103,250	104,250
Beneficial conversion feature	—	98,507	98,507
Gain on extinguishment of debt	—	(98,507)	(98,507)
Decrease (increase) in:
Prepaid expenses	—	5,828	—
Deposits	(700)	—	(700)
Increase (decrease) in:
Accounts payable	(21,316)	50,817	33,531
Accrued payroll liabilities	51,194	—	51,194
Accrued interest payable	59,062	58,840	142,086

Net cash used in operating activities	(161,976)	(423,760)	(1,132,442)

Cash flows from investing activities:
Purchase of property and equipment	—	(6,229)	(14,899)
(Increase) decrease in other receivables	21,504	13,947	(14,049)
Increase in employee receivable	(11,610)	(19,133)	(33,343)

Net cash used in investing activities	9,894	(11,415)	(62,291)

Cash flows from financing activities:
Issuance of common stock	120,000	92,500	217,500
Proceeds from note payable	20,000	260,000	857,753
Proceeds from related party notes payable	—	10,000	10,000
Payments on related party notes payable	(11,304)	(11,765)	(29,221)
Proceeds from related party note receivable	—	—	50,000
Collections on stock subscriptions receivable	—	—	100,000

Net cash provided by financing activities	128,696	350,735	1,206,032

Net (decrease) increase in cash and cash equivalents	(23,386)	(84,440)	11,299

Cash and cash equivalents at beginning of period	34,685	119,125	—

Cash and cash equivalents at end of period	$11,299	$34,685	$11,299

See accompanying notes to financial statements.

F-6

IMPACT DIAGNOSTICS, INC.

(A Development Stage Company)

Notes to Financial Statements

December 31, 2003 and 2002

1.     Organization and Summary of Significant Accounting Policies

Organization

Impact Diagnostics, Inc. (the Company) was organized under the laws of the State of Utah on July 9, 1998. The Company’s purpose is to research, develop, market and sell diagnostic kits for detecting disease with emphasis on the detection of low-grade cervical disease.

Development Stage Company

Effective July 9, 1998, the Company is considered a development stage Company as defined in SFAS No. 7. The Company’s development stage activities consist of the development of medical diagnostic kits. Sources of financing for these development stage activities have been primarily debt and equity financing. The Company has, at the present time, not paid any dividends and any dividends that may be paid in the future will depend upon the financial requirements of the Company and other relevant factors.

Cash and Cash Equivalents

The Company considers all highly liquid investments with a maturity of three months or less to be cash equivalents.

Concentration of Credit Risk

The Company maintains its cash in bank deposit accounts, which at times may exceed federally insured limits. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash and cash equivalents.

Property and Equipment

Property and equipment are carried at cost, less accumulated depreciation and amortization. Depreciation and amortization are computed under an accelerated method based on the estimated useful lives of the assets or term of the lease. When assets are retired or otherwise disposed of, the cost and related accumulated depreciation are removed and any resulting gain or loss is recognized in operations for the periods.

Research and Development

Research and development costs are expensed as incurred.

F-7

Income Taxes

Income taxes are recorded using the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.  The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Earnings Per Share

The computation of basic earning per common share is based on the weighted average number of shares outstanding during each period.

The computation of diluted earnings per common share is based on the weighted average number of shares outstanding during the period plus the common stock equivalents which would arise from the exercise of stock options and warrants outstanding using the treasury stock method and the average market price per share during the period. There were no options outstanding at December 31, 2003. Options to purchase 10,000 shares of common stock at the price of $.50 per share were outstanding at December 31, 2002, but were not included in the diluted loss per share calculation because the effect would have been antidilutive.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F-8

2.     Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company is a development stage company and is not currently generating revenues from operations and has incurred significant losses and cash outflows from operations. Additionally, at December 31, 2003 the Company has a working capital deficit and a stockholders’ deficit. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

The Company’s ability to continue as a going concern is subject to the attainment of revenues which generate positive cash flow and/or the necessary financing from outside sources such as related parties or equity markets. There can be no assurance the Company will be successful in such efforts.

Management continues to gather research data to file with the Food and Drug Administration for the approval of its diagnostic kits. Until such approval is obtained and the company can generate revenue from the sale of its products, management will continue to obtain financing through debt and equity issuances.

3.     Related Party Transactions

The Company has entered into the following related party transactions:

•      During the years ended December 31, 2003 and 2002, the Company paid management fees to related entities of approximately $0 and $115,000, respectively. The Company also paid approximately $0 and $55,000 to a company with common ownership for consulting fees during the years ended December 31, 2003 and 2002, respectively.

•      As of December 31, 2003 and 2002, the Company had receivables from employees of $33,343 and $21,733, respectively.

•      The Company has receivables from entities with common shareholders for $14,049 and $35,533 as of December 31, 2003 and 2002, respectively.

F-9

•     As of December 31, 2003 and 2002 the Company had a note payable to a shareholder for approximately $29,000 and $32,000, respectively.  The note earns interest at 5% and is due in September 2004.

•      As of December 31, 2003 the Company had a non-interest bearing demand note payable to a shareholder for approximately $21,500.

4.     Note Payable

In June 2001, the Company entered into a note agreement with a venture capital firm that provided the Company with the right, but not an obligation, to borrow up to $578,000. Any advances on the note would bear interest at 10% with all total advances and accrued interest due on or before November 30, 2002. As of December 31, 2003 and 2002, the note balance was $587,753, and accrued interest payable on the note was $141,501 and $82,726, respectively.

The note payable was in default as of December 31, 2002. The venture capital firm that issued the loan has since declared bankruptcy, and the Company is negotiating the final satisfaction of the note payable with the bankruptcy trustee.

5.     Common Stock

On May 20, 2002, the Company’s board of directors approved an increase in the number of authorized shares of common stock from 200,000 to 10,000,000, enabling the Company to complete a 10-for-1 common stock split effective May 31, 2002. The par value of the common stock was also changed from no par value to a par value of $.001.

Additionally, on November 27, 2002, the Company’s board of directors approved an increase in the number of authorized shares of common stock from 10,000,000 to 100,000,000. The Company then completed a 7-for-1 common stock split effective November 27, 2002.

F-10

All references to common stock, common shares authorized, issued and outstanding, weighted average number of shares (basic and diluted), and per share amounts in the Financial Statements and Notes to Financial Statements prior to the record date of the stock splits and change in par value have been restated to reflect such transactions on a retroactive basis.

6.     Gain on Extinguishment of Debt

During the year ended December 31, 2002, the Company refinanced certain debt, for which a beneficial conversion feature had been recorded as interest expense, with additional debt financing. As a result of this refinancing, the Company has recorded a gain on the extinguishment of debt of $98,507.

7.     Income Taxes

The provision for income taxes differs from the amount computed at federal statutory rates as follows:

	Years Ended December 31,
	2003	2002

Income tax benefit at statutory rate	$(86,000)	$(219,000)
State taxes	(13,000)	(32,000)
Other	3,000	11,000
Change in valuation allowance	96,000	240,000

	$—	$—

Deferred tax assets (liabilities) are comprised of the following:

	Years Ended December 31,
	2003	2002

Net operating loss carryforward	$548,000	$452,000

Valuation allowance	$(548,000)	$(452,000)

	$—	$—

F-11

As of December 31, 2003, the Company had net operating losses of approximately $1,464,000, which begin to expire in 2019. If substantial changes in the Company’s ownership should occur, there would be an annual limitation of the amount of net operating loss carryforwards which could be utilized. The ultimate realization of these carryforwards is due, in part, on the tax law in effect at the time and future events which cannot be determined.

A valuation allowance has been established that offsets the net deferred tax asset because there is significant uncertainty surrounding its ultimate realization. The uncertainty is caused by the Company’s recurring losses and the annual limits referred to above.

8.     Supplemental Cash Flow Information

During the year ended December 31, 2003 and 2002, the Company paid cash for the following:

	2003	2002

Interest	$344	$1,347

Income taxes	$—	$—

During the year ended December 31, 2002 the Company issued 600,000 shares of stock as payment of debt of $300,000.

9.     Commitments

The Company has entered into a consulting agreement with a company for assistance with the application and approval process for their product with the Food and Drug Administration (FDA). The term of the contract extends until FDA approval is obtained, but may be terminated by either party with 30 days written notice. During the years ended December 31, 2003 and 2002, the Company made no payment under this contract.

F-12

10.    Recent Accounting Pronouncements

In November 2002, the EITF reached a consensus on Issue No. 00-21, Revenue Arrangements with Multiple Deliverables. EITF Issue No. 00-21 provides guidance on how to account for certain arrangements that involve the delivery or performance of multiple products, services and/or rights to use assets. The provisions of EITF Issue No. 00-21 will apply to revenue arrangements entered into in fiscal periods beginning after June 15, 2003. The adoption of EITF Issue No. 00-21 did not have a material impact on operating results or financial condition of the Company.

In April 2003, FASB issued SFAS No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities. SFAS 149 amends and clarifies accounting for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities under SFAS 133, Accounting for Derivatives and Hedging Activities. SFAS 149 is generally effective for derivative instruments, including derivative instruments embedded in certain contracts, entered into or modified after June 30, 2003. The adoption of SFAS 149 did not have a material impact on the operating results or financial condition of the Company.

In May 2003, the FASB issued SFAS 150, Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity. SFAS 150 clarifies the accounting for certain financial instruments with characteristics of both liabilities and equity and requires that those instruments be classified as liabilities in statements of financial position. Previously, many of those financial instruments were classified as equity. SFAS 150 is effective for financial instruments entered into or modified after May 31, 2003 and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. On November 7, 2003, FASB Staff Position 150-3 was issued, which indefinitely deferred the effective date of SFAS 150 for certain mandatory redeemable non-controlling interests. As the Company does not have any of these financial instruments, the adoption of SFAS 150 did not have any impact on the Company’s consolidated financial statements.

F-13

In December 2003, the FASB issued Interpretation No. 46R (“FIN 46R”) (revised December 2003), Consolidation of Variable Interest Entities, an Interpretation of Accounting Research Bulletin No. 51 (“ARB 51”), which addresses how a business enterprise should evaluate whether it has a controlling interest in an entity through means other than voting rights and accordingly should consolidate the entity. FIN 46R replaces FASB Interpretation No. 46 (FIN 46), which was issued in January 2003. Before concluding that it is appropriate to apply ARB 51 voting interest consolidation model to an entity, an enterprise must first determine that the entity is not a variable interest entity (VIE). The provisions of FIN 46R must be applied for any existing VIE’s by 2005. For VIE’s created after December 31, 2003, the provisions of FIN 46R must be applied immediately. The Company is evaluating the applicability, if any, of this Interpretation.

11.    Restatement of Financial Statements

The Company identified certain stock issuances and debt and equity transactions, which it had not recorded in its December 31, 2002 financial statements. This resulted in the Company’s financial statements being restated as of December 31, 2002 as follows:

	As Reported	As Restated

General and administrative expenses	$644,958	$744,708

Gain on extinguishment of debt	$—	$98,507

Net loss	$(644,958)	$(646,201)

Common Stock	$9,190	$9,397

Additional paid-in capital	$544,317	$542,353

Deficit accumulated during development stage	$(1,215,865)	$(1,217,108)

F-14

IMPACT DIAGNOSTICS, INC.

(A Development Stage Company)

Financial Statements

December 31, 2002 and 2001

IMPACT DIAGNOSTICS, INC.

(A Development Stage Company)

215 South State Street, Suite 800 Salt Lake City, Utah 84111 Telephone (801) 532-7444 Fax (801) 532-4911 www.tannerco.com

A PROFESSIONAL CORPORATION
THE CRITICAL KNOWLEDGE SOURCE
BUSINESS ADVISORS	INDEPENDENT AUDITORS’ REPORT
AND CERTIFIED PUBLIC ACCOUNTANTS

To the Stockholders’ and
Board of Directors of Impact Diagnostics, Inc.

We have audited the accompanying balance sheet of Impact Diagnostics, Inc. (A Development Stage Company) as of December 31, 2002 and 2001 and the related statements of operations, stockholders’ deficit, and cash flows for the periods then ended and for the period from July 9, 1998 (date of inception) to December 31, 2002. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Impact Diagnostics, Inc. (A Development Stage Company) as of December 31, 2002 and 2001 and the results of its operations and its cash flows for the periods then ended and for the period from July 9, 1998 (date of inception) to December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has a working capital deficit and a stockholders’ deficit. The Company has not generated revenue and has incurred losses since inception. These conditions raise substantial doubt about its ability to continue as a going concern. Management’s plans regarding those matters also are described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

As explained in Note 11, the 2002 financial statements have been restated.

/s/ Tanner + Co.
Salt Lake City, Utah
January 13, 2004, except for Note 11, which is dated April 19, 2004

IMPACT DIAGNOSTICS, INC.
(A Development Stage Company)

Balance Sheet

December 31,

	2002 (Restated)	2001
Assets

Cash	$34,685	$119,125
Prepaid expenses	—	5,828

Total current assets	34,685	124,953

Employee receivables	21,733	2,600
Related party receivables	35,553	49,500
Property and equipment, net of accumulated depreciation of $4,521 and $815, respectively	10,378	7,855

Total assets	$102,349	$184,908

Liabilities and Stockholders’ Deficit

Accounts payable	$54,847	$4,030
Accrued interest payable	83,024	24,184
Related party notes payable - current portion	18,350	14,572
Notes payable	587,753	577,753

Total current liabilities	743,974	620,539

Related party notes payable	23,733	29,276

Total liabilities	767,707	649,815

Commitments and contingencies	—	—

Stockholders’ deficit:
Common stock, $.001 par value, 100,000,000 shares authorized; 9,397,000 and 8,260,000 shares issued and outstanding, respectively	9,397	8,260
Additional paid in capital	542,353	97,740
Deficit accumulated during development stage	(1,217,108)	(570,907)

Total stockholders’ deficit:	(665,358)	(464,907)

	$102,349	$184,908

See accompanying notes to financial statements.

IMPACT DIAGNOSTICS, INC.
(A Development Stage Company)
Statement of Operations

	Years Ended December 31,		Cumulative Amounts (Since Date of Inception) July 9, 1998 (Restated)

	2002 (Restated)	2001

Revenues	$—	$—	$—

General and administrative expenses	585,358	496,446	1,130,498

Other (income) expense:
Gain on extinguishment of debt	(98,507)	—	(98,507)
Interest expense	159,350	25,767	185,117

Loss before income taxes	(646,201)	(522,213)	(1,217,108)

Income tax benefit	—	—	—

Net loss	$(646,201)	$(522,213)	$(1,217,108)

Net loss per common share - basic and diluted	$(0.08)	$(0.06)

Weighted average shares - basic and diluted	8,419,000	8,231,000

See accompanying notes to financial statements.

IMPACT DIAGNOSTICS, INC.
(A Development Stage Company)
Statement of Stockholders’ Deficit

Period from July 9, 1998 (date of inception) to December 31, 2002

	Common Stock		Stock Subscription Receivable	APIC	Accum- ulated Deficit	Total

	Shares	Amount

Balance, July 9, 1998 (date of inception)	2,590,000	$2,590	$—	$(2,590)	$—	$—

Issued stock for subscription receivable	5,250,000	5,250	(100,000)	94,750	—	—

Balance, December 31, 1998	7,840,000	7,840	(100,000)	92,160	—	—

Issued stock for cash	350,000	350	—	4,650	—	5,000

Net loss	—	—	—	—	(5,053)	(5,053)

Balance, December 31, 1999	8,190,000	8,190	(100,000)	96,810	(5,053)	(53)

Payment of subscriptions receivable	—	—	100,000	—	—	100,000

Net loss	—	—	—	—	(43,641)	(43,641)

Balance, December 31, 2000	8,190,000	8,190	—	96,810	(48,694)	56,306

Issued stock for cash	70,000	70	—	930	—	1,000

Net loss	—	—	—	—	(522,213)	(522,213)

Balance, December 31, 2001	8,260,000	8,260	—	97,740	(570,907)	(464,907)

Beneficial conversion feature on issuance of debt	—	—	—	98,507	—	98,507

Gain on extinguishment of debt (restated)	—	—	—	(98,507)	—	(98,507)

Issued stock for cash (restated)	192,500	193		92,307		92,500

Issued stock for services (restated)	444,500	444	—	102,806	—	103,250

Issued stock in satisfaction of debt (restated)	500,000	500	—	249,500	—	250,000

Net loss (restated)	—	—	—	—	(646,201)	(646,201)

Balance, December 31, 2002 (restated)	9,397,000	$9,397	$—	$542,353	$(1,217,108)	$(665,358)

See accompanying notes to financial statements.

IMPACT DIAGNOSTICS, INC.

(A Development Stage Company)

Statement of Cash Flows

Periods Ended December 31,

	Years Ended December 31,		Cumulative Amounts Since Inception (Restated)

	2002 (Restated)	2001
Cash flows from operating activities:
Net loss	$(646,201)	$(522,213)	$(1,217,108)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation and amortization	3,706	815	4,521
Common stock issued for services	103,250	1,000	104,250
Beneficial conversion feature	98,507	—	98,507
Gain on extinquishment of debt	(98,507)	—	(98,507)
Decrease (increase) in prepaid expenses	5,828	(5,828)	—
Increase (decrease) in:
Accounts payable	50,817	(7,796)	54,847
Accrued interest payable	58,840	24,184	83,024

Net cash used in operating activities	(423,760)	(509,838)	(970,466)

Cash flows from investing activities:
Purchase of property and equipment	(6,229)	(8,670)	(14,899)
(Increase) decrease in other receivables	13,947	(32,000)	(35,553)
Increase in employee receivable	(19,133)	(2,600)	(21,733)

Net cash used in investing activities	(11,415)	(43,270)	(72,185)

Cash flows from financing activities:
Issuance of common stock	92,500	—	97,500
Proceeds from note payable	260,000	577,753	837,753
Proceeds from related party notes payable	10,000	—	10,000
Payments on related party notes payable	(11,765)	(6,152)	(17,917)
Proceeds from related party note receivable	—	50,000	50,000
Collections on stock subscriptions receivable	—	—	100,000

Net cash provided by financing activities	350,735	621,601	1,077,336

Net (decrease) increase in cash and cash equivalents	(84,440)	68,493	34,685

Cash and cash equivalents at beginning of period	119,125	50,632	—

Cash and cash equivalents at end of period	$34,685	$119,125	$34,685

See accompanying notes to financial statements.

IMPACT DIAGNOSTICS, INC.

(A Development Stage Company)

Notes to Financial Statements

December 31, 2002 and 2001

1.              Organization and Summary of Significant Accounting Policies

Organization

Impact Diagnostics, Inc. (the Company) was organized under the laws of the State of Utah on July 9, 1998. The Company’s purpose is to research, develop, market and sell diagnostic kits for detecting disease with emphasis on the detection of low-grade cervical disease.

Development Stage Company

Effective July 9, 1998, the Company is considered a development stage Company as defined in SFAS No. 7. The Company’s development stage activities consist of the development of medical diagnostic kits. Sources of financing for these development stage activities have been primarily debt and equity financing. The Company has, at the present time, not paid any dividends and any dividends that may be paid in the future will depend upon the financial requirements of the Company and other relevant factors.

Cash and Cash Equivalents

The Company considers all highly liquid investments with a maturity of three months or less to be cash equivalents.

Concentration of Credit Risk

The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash and cash equivalents.

Property and Equipment

Property and equipment are carried at cost, less accumulated depreciation and amortization. Depreciation and amortization are computed under an accelerated method based on the estimated useful lives of the assets or term of the lease. When assets are retired or otherwise disposed of, the cost and related accumulated depreciation are removed and any resulting gain or loss is recognized in operations for the periods.

Research and Development

Research and development costs are expensed as incurred.

Income Taxes

Income taxes are recorded using the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Earnings Per Share

The computation of basic earning per common share is based on the weighted average number of shares outstanding during each period.

The computation of diluted earnings per common share is based on the weighted average number of shares outstanding during the period plus the common stock equivalents which would arise from the exercise of stock options and warrants outstanding using the treasury stock method and the average market price per share during the period. Options to purchase 10,000 shares of common stock at the price of $.50 per share were outstanding at December 31, 2002, but were not included in the diluted loss per share calculation because the effect would have been antidilutive.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.              Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company is a development stage company and is not currently generating revenues from operations and has incurred significant losses and cash outflows from operations. Additionally, at December 31, 2002 the Company has a working capital deficit and a stockholders’ deficit. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

The Company’s ability to continue as a going concern is subject to the attainment of revenues which generate positive cash flow and/or the necessary financing from outside sources such as related parties or equity markets. There can be no assurance the Company will be successful in such efforts.

Management continues to gather research data to file with the Food and Drug Administration for the approval of its diagnostic kits. Until such approval is obtained and the company can generate revenue from the sale of its products, management will continue to obtain financing through debt and equity issuances.

3.              Related Party Transactions

The Company has entered into the following related party transactions:

•                 During the years ended December 31, 2002 and 2001, the Company paid management fees to related entities of approximately $115,000 and $63,000, respectively.  The Company also paid approximately $55,000 and $50,000 to a company with common ownership for consulting fees during the years ended December 31, 2002 and 2001, respectively.

•                 As of December 31, 2002 and 2001, the Company had receivables from employees of $21,733 and $2,600, respectively.

•                 The Company has receivables from entities with common shareholders for $35,533 and $49,500 as of December 31, 2002 and 2001, respectively.

•                 As of December 31, 2002 and 2001 the Company had a note payable to a shareholder for approximately $32,000 and $44,000, respectively. The note earns interest at 5% and is due in September 2004.

•                 As of December 31, 2002 the Company had a non-interest bearing demand note payable to a shareholder for approximately $10,000.

4.              Note Payable

In June 2001, the Company entered into a note agreement with a venture capital firm that provided the Company with the right, but not an obligation, to borrow up to $578,000.  Any advances on the note would bear interest at 10% with all total advances and accrued interest due on or before November 30, 2002.  As of December 31, 2002 and 2001, the note balance was $587,753 and $577,753, respectively, and accrued interest payable on the note was $82,726 and $23,986, respectively.

The note payable was in default as of December 31, 2002. The venture capital firm that issued the loan has since declared bankruptcy, and the Company is negotiating the final satisfaction of the note payable with the bankruptcy trustee.

5.              Common Stock

On May 20, 2002, the Company’s board of directors approved an increase in the number of authorized shares of common stock from 200,000 to 10,000,000, enabling the Company to complete a 10-for-1 common stock split effective May 31, 2002. The par value of the common stock was also changed from no par value to a par value of $.001.

Additionally, on November 27, 2002, the Company’s board of directors approved an increase in the number of authorized shares of common stock from 10,000,000 to 100,000,000. The Company then completed a 7-for-1 common stock split effective November 27, 2002.

All references to common stock, common shares authorized, issued and outstanding, weighted average number of shares (basic and diluted), and per share amounts in the Financial Statements and Notes to Financial Statements prior to the record date of the stock splits and change in par value have been restated to reflect such transactions on a retroactive basis.

6.              Gain on Extinguishment of Debt

During the year ended December 31, 2002, the Company refinanced certain debt, for which a beneficial conversion feature had been recorded as interest expense, with additional debt financing. As a result of this refinancing, the Company has recorded a gain on the extinguishment of debt of $98,507.

7.              Income Taxes

The provision for income taxes differs from the amount computed at federal statutory rates as follows:

	Years Ended December 31,
	2002	2001

Income tax benefit at statutory rate	$(219,000)	$(178,000)
State taxes	(32,000)	(17,000)
Other	11,000	—
Change in valuation allowance	240,000	195,000

	$—	$—

Deferred tax assets (liabilities) are comprised of the following:

	Years Ended December 31,
	2002	2001

Net operating loss carryforward	$452,000	$212,000

Valuation allowance	(452,000)	(212,000)

	$—	$—

As of December 31, 2002, the Company had net operating losses of approximately $1,211,000, which begin to expire in 2019. If substantial changes in the Company’s ownership should occur, there would be an annual limitation of the amount of net operating loss carryforwards which could be utilized. The ultimate realization of these carryforwards is due, in part, on the tax law in effect at the time and future events which cannot be determined.

A valuation allowance has been established that offsets the net deferred tax asset because there is significant uncertainty surrounding its ultimate realization. The uncertainty is caused by the Company’s recurring losses and the annual limits referred to above.

8.              Supplemental Cash Flow Information

During the year ended December 31, 2002 and 2001, the Company paid cash for the following:

	2002	2001

Interest	$1,347	$—

Income taxes	$—	$—

During the year ended December 31, 2002 the Company issued 500,000 shares of stock as payment of debt of $250,000.

9.              Commitments

The Company has entered into a consulting agreement with a company for assistance with the application and approval process for their product with the Food and Drug Administration (FDA). The term of the contract extends until FDA approval is obtained, but may be terminated by either party with 30 days written notice. During the years ended December 31, 2002 and 2001 payments under this contract were $0 and $28,500, respectively.

10.       Recent Accounting Pronouncements

In April 2002, the FASB issued SFAS No. 145, “Rescission of FASB Statements no. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections.” This statement requires the classification of gains or losses from the extinguishment of debt to meet the criteria of APB Opinion No. 30 “Reporting the Results of Operations—Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently occurring Events and Transactions” before they can be classified as extraordinary in the income statement. As a result, companies that use debt extinguishment as part of their risk management cannot classify the gain or loss from that extinguishment as extraordinary. The statement also requires accounting for certain lease modifications that have economic effects similar to sale-leaseback transactions. The Company does not expect the adoption of SFAS 145 to have a material impact on its financial position or future operations.

In June 2002, the Financial Accounting Standards Board issued Statement No. 146, “Accounting for Costs Associated with Exit or Disposal Activities.” This Standard, which is effective for exit or disposal activities initiated after December 31, 2002, provides new guidance on the recognition, measurement and reporting of costs associated with these activities. The standard requires companies to recognize costs associated with exit or disposal activities when they are incurred rather than at the date the company commits to an exit or disposal plan. The adoption of SFAS No. 146 by the Company is not expected to have a material impact on the Company’s financial position or future operations.

In November 2002, the FASB Issued Interpretation No. 45, Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Guarantees of Indebtedness to Others, an Interpretation of FASB Statements No. 5, 57, and 107 and a rescission of FASB Interpretation No. 34. This Interpretation elaborates on the disclosures to be made by a guarantor in its interim and annual financial statements about its obligations under guarantees issued. The Interpretation also clarifies that a guarantor is required to recognize, at inception of a guarantee, a liability for the fair value of the obligation undertaken. The initial recognition and measurement provisions of the Interpretation are applicable to guarantees issued or modified after December 31, 2002. The disclosure requirements are effective for financial statements of interim or annual periods ending after December 15, 2002. The Company does not expect the adoption of FASB Interpretation No. 45 to have a material impact on its financial position or future operations.

In December 2002, the Financial Accounting Standards Board issued SFAS No. 148 “Accounting for Stock-Based Compensation -Transition and Disclosure - an amendment of FASB Statement No. 123,” which is effective for all fiscal years ending after December 15, 2002. SFAS No. 148 provides alternative methods of transition for a voluntary change to fair value based method of accounting for stock-based employee compensation under SFAS No. 123 from intrinsic value based method of accounting prescribed by Accounting Principles Board Opinion No. 25. SFAS 148 also changes the disclosure requirement of SFAS 123, requiring a more prominent disclosure of the pro-forma effect of the fair value based method of accounting for stock-based compensation. The adoption of SFAS No. 148 by the Company did not have a material impact on the Company’s financial position or future operation.

In January 2003, the FASB Issued Interpretation No. 46, Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51, This Interpretation addresses the consolidation by business enterprises of variable interest entities as defined in the Interpretation.  The Interpretation applies immediately to variable interests in variable interest entities created after January 31, 2003, and to variable interests in variable interest entities obtained after January 31, 2003. The Company does not expect the adoption of FASB Interpretation No. 46 to have a material impact on its financial position or future operations.

11.       Restatement of Financial Statements

During March 2004, the Company identified certain stock issuances and debt and equity transactions it had not recorded in its previously issued December 31, 2002 financial statements. This resulted in the Company’s financial statements being restated as of December 31, 2002 as follows:

	As Reported	As Restated

General and administrative expenses	$644,958	$744,708

Gain on extinguishment of debt	$—	$98,507

Net loss	$(644,958)	$(646,201)

Common Stock	$9,190	$9,397

Additional paid-in capital	$544,317	$542,353

Deficit accumulated during development stage	$(1,215,865)	$(1,217,108)